SECOND EX-FILE EXHIBIT FOR S-1 FORM FEE INFORMATION
	ORIGINAL OLDER FILE NO 333-223250
	REGISTRATION STATEMENT UNDER THE
	SECURITIES ACT OF 1933

EXACT NAME OF	REGISTRANT:	ELECTROPREMIUM

STATE OF	INCORPORATION:		CALIFORNIA

PRIMARY STANDARD 	INDUSTRIAL
CLASSIFICATION CODE NUMBER:	4911

I.R.S/EMPLOYER IDENTIFICATION:	30-1031-778
				NUMBER

ADDRESS AND TELEPHONE NO		4006-W-COMMONWEALTH
OF REGISTRANT"S PRINCIPAL		AVE, FULLERTON, CA,
EXECUTIVE OFFICES:			92833.
						657-253-8274.

Email:					khurramafzal889
						@gmail.com

ADDRESS AND TELEPHONE OF		4006-W-COMMONWEALTH
AGENT OF SERVICE OF PROCESS:	AVE, FULLERTON, CA,
KHURRAM AFZAL				92833.
						657-253-8274.

APPROXIMATE DATE OF			18th of ,September,
COMMENCEMENT OF
PROPOSED SALE TO THE PUBLIC:	2022.

General stock corporation

TITLE OF EACH CLASS OF		GENERAL(SOLAR SERIES)
SECURITIES
TO BE REGISITERED:

AMOUNT TO BE REGISTERED:		125,000 SHARES
(already been registered
in the s-1 filing,
at A FIXED PRICE OF $4.00 each:
file no 333-223250).

PROPOSED MAXIMUM OFFERING		4.00$
PRICE PER UNIT:

PROPOSED MAXIMUM AGGREGATE		$500,000.00
OFFERING PRICE:

PRICE STARTS FOR EACH SHARE AT:	4.00$

MAXIMUM PRICE FOR EACH SHARE:	4.00$

AMOUNT OF REGISTRATION FEE Paid:	62.25$
(Fees $62.25 already been paid
in the s-1
filing: file no 333-223250).
Additional fee paid:$46.35.
Total fee paid:$108.60.

This exhibit is being refiled for refiling of the form s-1 that was withdrawn on 11th of August, 2022 by filing the form RW.

THIS S-1 OFFERING WAS ORIGINALLY FILED UNDER THE
OLDER EMPLOYER IDENTIFICATION NUMBER 56-260-8715,
AND LATER ON UPDATED TO NEW EMPLOYER
IDENTIFICATION NO 30-1031-778 WITH THE
ACCESSION NO: 0001723157-18-00007 AND
FILE NO: 333-223250 AND LATER ON WITH THE
FILE NO : 021-365069. BOTH OF THESE FILE
NUMBERS HAS BEEN INVALIDATED, BECAUSE
SECURITIES AND EXCHANGE COMMISSION HAS INDICATED
THAT THE FORM S-1 FILING AND ALL ITS AMENDMENTS
ARE EITHER INVALID, OR WITHDRAWN OR NOT ACCEPTED
OR ABONDONED FOR THE
FILE NO: 021-365069 AND FILE NO: 333-223250,
EITHER UNDER THE WITHDRAWAL REQUEST RULE 477
WITHIN 15 CALENDAR DAYS OR JUST CONSIDERED TO
HAVE BEEN ABONDONED.
	MOREOVER, FILING S-1/A, ACCESSION NO:
0001723157-20-000033, FILE NO:333-223250,
FILM NO:201114345, DATED:14TH OF AUGUST, 2020,
WAS ALSO DECLARED INVALID BY THE SECURITIES &
EXCHANGE COMMISSION, BECAUSE THE ORIGINAL
FORM S-1 WAS INVALIDATED AND WITHDRAWN BEFORE
THAN THAT.

((TAKING EFFECT OF REGISTRATION STATEMENTS AND
AMENDMENTS THERETO

SEC. 8. [77h] (a) Except as hereinafter
provided, the effective date of a registration statement shall be the twentieth day after the filing thereof or such earlier date as the Commission may determine, having due regard to the adequacy of the information respecting the issuer theretofore available to the public, to the facility with which the nature of the securities to be registered, their relationship to the capital structure of the issuer and the rights of holders thereof can be understood, and to the public interest and the protection of investors. If any amendment to any such statement is filed prior to the effective date of such statement, the registration statement shall be deemed to have been filed when such amendment was filed;
except that an amendment filed with the
consent of the Commission, prior to the
effective date of the registration
statement, or filed pursuant to an order of the Commission, shall be treated as a part of the registration statement.
If any amendment to any such statement is filed prior to the effective date of such statement, the registration statement shall be deemed to have been filed when such amendment was filed; except that an amendment filed with the consent of the Commission, prior to the effective date of the registration statement, or filed pursuant to an order of the Commission, shall be treated as a part of the registration statement.))

Electropremium is not looking for investors.
This should meet all requirements and rules of SEC, if any investor or SEC has any questions, they can contact khurram afzal at the phone no 657-253-8274.

		DATED: 18TH OF AUGUST, 2022.



			ELECTRONIC SIGNATURE

			KHURRAM AFZAL

			PRESIDENT, CEO, OWNER
			ELECTROPREMIUM.